Shares of Scudder New York Tax Free Money Fund are not insured or guaranteed by the U.S. government. Scudder New York Tax Free Money Fund seeks to maintain a constant net asset value of $1.00 per share, but there can be no assurance that the stable net asset value will be maintained.

This information must be preceded or accompanied by a current prospectus. Portfolio changes should not be considered recommendations for action by individual investors.



Scudder New York
Tax Free Money Fund

-----------------------

Scudder New York
Tax Free Fund


Semiannual Report
September 30, 1995



* For investors seeking triple-tax-free income exempt from New York City, state, and regular federal income taxes.

* Pure no-load(TM) funds with no commissions to buy, sell, or exchange shares.

SCUDDER NEW YORK TAX FREE MONEY FUND
SCUDDER NEW YORK TAX FREE FUND
--------------------------------------------------------------------------------

   CONTENTS

   2 In Brief
   3 Letter from the Funds' President
   4 Scudder New York Tax Free Fund Performance Update
   5 Scudder New York Tax Free Fund Portfolio Summary
   6 Scudder New York Tax Free Money Fund
       Portfolio Management Discussion
   7 Scudder New York Tax Free Fund Portfolio Management Discussion 11 Scudder New York Tax Free Money Fund Investment Portfolio
  14 Scudder New York Tax Free Money Fund
       Financial Statements
  17 Scudder New York Tax Free Money Fund
       Financial Highlights
  18 Scudder New York Tax Free Fund Investment Portfolio
  23 Scudder New York Tax Free Fund Financial Statements
  26 Scudder New York Tax Free Fund Financial Highlights
  27 Notes to Financial Statements
  33 Officers and Trustees
  34 Investment Products and Services
  35 How to Contact Scudder

   IN BRIEF
                      Scudder New York Tax Free Money Fund

* Scudder New York Tax Free Money Fund offered a 7-day effective yield of 3.37% on September 30, 1995, equivalent to a 6.34% taxable yield for investors in the top federal and state income tax brackets.

(BAR CHART TITLE)  7-Day Effective Yields on September 30, 1995

(BAR CHART DATA)
Scudder New York Tax Free Money Fund                 3.37%
Taxable yield needed to equal the Fund's yield       6.34%

                         Scudder New York Tax Free Fund

* Scudder New York Tax Free Fund provided a 4.79% 30-day net annualized SEC yield on September 30, 1995.

* For shareholders subject to the 46.82% maximum combined federal and state income tax rate, the Fund's yield was equal to a 9.01% taxable yield.

(BAR CHART TITLE)      30-Day Yields on September 30, 1995

(BAR CHART DATA)
Scudder New York Tax Free Fund                       4.79%
Taxable yield needed to equal the Fund's yield       9.01%

                                                LETTER FROM THE FUNDS' PRESIDENT
--------------------------------------------------------------------------------
Dear Shareholders,

         In our annual report dated March 31 we wondered whether we had seen the highs in interest rates after their persistent rise in 1994. The answer turned out to be "yes," for the most part. As the U.S. economy slowed and inflation remained quiescent during the first quarter of 1995 and beyond, the Federal Reserve permitted short-term interest rates to ease downward, cutting the federal funds rate by 0.25% in July.

         Throughout 1995, investors have been anticipating an economic slowdown, but for now economic indicators are turning up, corporate profits remain healthy, and consumers have responded to lower short-term rates by borrowing and spending more. We believe consumers will fuel this reacceleration of U.S. economic activity until their increasingly high debt burdens force them to tighten their budgetary belts. The current economic expansion cycle is extremely mature, and we expect a slowdown sometime in the second half of 1996.

         What does this mean for tax-exempt fund investors? It's possible that the pickup in economic activity could lead to some increases in interest rates over the short term. But the economy is extremely interest-rate sensitive and should respond quickly to any rate changes. When the economy begins to slow down, rates also should move back down. Most importantly, the relationship between supply and demand for municipal bonds should work in the tax-exempt investor's favor as the supply of bonds continues to shrink, placing upward pressure on prices.

         As always, your portfolio managers will continue to focus their efforts on fundamental research and security selection as a means of generating high current income and attractive total returns. Please call a Scudder Investor Relations representative if you have questions about your Fund. Page 35 provides more information on how to contact Scudder. Thank you for choosing Scudder New York Tax Free Funds to help meet your investment needs.

                               Sincerely,
                               /s/David S. Lee
                               David S. Lee
                               President,
                               Scudder New York Tax Free Fund
                               Scudder New York Tax Free Money Fund

Scudder New York Tax Free Fund
Performance Update as of September 30, 1995
-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
Scudder New York Tax Free Fund
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/95   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,092    10.92%    10.92%
5 Year    $15,559    55.59%     9.24%
10 Year   $22,503   125.03%     8.45%

Lehman Brothers Municipal Bond Index
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/95   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,118    11.18%    11.18%
5 Year    $15,289    52.89%     8.86%
10 Year   $25,121   151.21%     9.64%


A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended September 30

Scudder New York Tax Free Fund
Year            Amount
----------------------
85             $10,000
86             $11,451
87             $11,391
88             $12,799
89             $13,945
90             $14,463
91             $16,618
92             $18,597
93             $21,329
94             $20,287
95             $22,503

Lehman Brothers Municipal Bond Index
Year            Amount
----------------------
85             $10,000
86             $12,465
87             $12,530
88             $14,156
89             $15,385
90             $16,431
91             $18,598
92             $20,542
93             $23,160
94             $22,594
95             $25,121

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.





-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended September 30
---------------------------------

                       1986    1987    1988    1989    1990    1991    1992    1993    1994    1995
                     --------------------------------------------------------------------------------
Net Asset Value...   $11.01  $10.04  $10.52  $10.73  $10.36  $11.06  $11.36  $11.60  $10.10  $10.65
Income Dividends..   $  .74  $  .74  $  .73  $  .71  $  .68  $  .66  $  .64  $  .58  $  .53  $  .52
Capital Gains
and Other
Distributions.....   $  .15  $  .20  $   --  $   --  $  .09  $  .13  $  .32  $  .75  $  .44  $   --
Fund Total
Return (%)........    14.51    -.52   12.36    8.95    3.72   14.90   11.91   14.69   -4.89   10.92
Index Total
Return (%)........    24.65     .52   12.98    8.68    6.80   13.19   10.45   12.74   -2.44   11.18


Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary as of September 30, 1995
---------------------------------------------------------------------------
Diversification
---------------------------------------------------------------------------

Water/Sewer Revenue      14%
Higher Education         13%
Other General
Obligation/Lease         12%
State Agency/Lease       11%               Scudder New York Tax Free Fund
Hospital/Health          10%               has a diversified portfolio,
Housing Finance                            with investments in over 80
Authority                10%               separate issues.
Pollution Control/
Industrial Development    7%
Sales/Special Tax/
Miscellaneous             7%
Core Cities/Lease         5%
Miscellaneous Municipal  11%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------
AAA                     47%
AA                       7%
A                       10%               Portfolio quality remains high,
BBB                     31%               with 47% of the Fund's assets
Not Rated                5%               in AAA-rated bonds.
                       ----
                       100%
                       ====
Weighted average quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------
Less than 1 year         7%               The Fund is focused on bonds
1 - 5 years              8%               with maturities between five and
5 - 10 years            22%               20 years (62% of the Fund's
10 - 20 years           40%               portfolio), which currently offer
Greater than 20 years   23%               good value and attractive yields.
                       ----
                       100%
                       ====
Weight average effective maturity: 13 years

For more complete details about the Fund's Investment Portfolio, see page 18.

SCUDDER NEW YORK TAX FREE MONEY FUND
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------
Dear Shareholders,

         Scudder New York Tax Free Money Fund's semiannual period ended September 30, 1995, was characterized by slightly lower interest rates and more stability overall for the New York tax-exempt money markets. The period stood in contrast to the Fund's 1994 fiscal year, when the Federal Reserve boosted short-term interest rates substantially to fend off inflation.

         Because we believed that the Federal Reserve's next move would be to lower interest rates, we felt that this was an ideal time to extend the Fund's maturity -- as of September 30, 1995, the Fund's average maturity stood at 66 days, compared with 47 days six months earlier. Our longer maturity has helped us keep the Fund's yield almost identical to its yield six months earlier, despite the trend toward lower rates. Scudder New York Tax Free Money Fund's 7-day effective yield was 3.37% on September 30, compared with 3.41% for the 7-day period ended March 31. For investors in the highest combined state and federal income tax bracket, this yield equaled a 6.34% compounded taxable yield, well above the 5.25% average for taxable money funds, according to IBC/Donoghue, Inc., an independent firm that tracks money fund performance. The Fund provided a total return of 1.62% for the six-months ended September 30, 1995, assuming reinvestment of all income distributions, which totaled $0.016 during the period.

         Because the state of New York -- which is undertaking an extensive budget overhaul -- has discontinued its longstanding practice of short-term borrowing for cash-flow purposes, the supply of municipal securities is low in the New York money markets. Tight supply along with persistent demand from investors has put downward pressure on yields. While we continue to hold New York City securities, we have enhanced our holdings with credit safeguards because of the city's ongoing financial concerns. The result of this defensive measure is slightly less yield than would otherwise be obtainable with lower-quality securities. Looking ahead, we believe rates will head lower. Our continuing objective is to maintain a stable share price while seeking a competitive double-tax-free yield through investment in high-quality, short-term municipal money market securities for Scudder New York Tax Free Money Fund.

Sincerely,

Your Portfolio Management Team
/s/Rebecca Wilson                       /s/K. Sue Cote
Rebecca Wilson                          K. Sue Cote

                                                  SCUDDER NEW YORK TAX FREE FUND
                                                 PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------
Dear Shareholders,

         On September 30, 1995, Scudder New York Tax Free Fund provided a 30-day net annualized SEC yield of 4.79%. For shareholders subject to the 39.6% maximum federal income tax rate and the 11.96% maximum New York state income tax rate, the Fund's yield is equivalent to a 9.01% taxable yield. During the six-month period ended September 30, 1995, shareholders received $0.26 per share of income exempt from both federal and New York State income taxes.

         Despite wide fluctuations in New York municipal bond prices, the Fund's share price increased $0.27 to $10.65 per share over the six-month period. The Fund posted a positive total return of 5.18% through a combination of interest income and share price appreciation. This return easily outpaced the average total return of 4.26% for the 95 New York municipal funds tracked by Lipper Analytical Services for the same period.

                Congress, the Budget, and Higher Demand for Bonds

         The change in political majorities in Congress last November brought renewed optimism that the federal budget deficit would finally be addressed. Both the Clinton administration and Congress have agreed in principle to balance the federal budget -- their disagreement lies in the timing and in a host of specifics. Nevertheless, this broad basis of agreement has encouraged the financial markets to believe that the supply of debt instruments being issued by the Federal government will tend to shrink over the next couple of years. The move toward balancing the budget also reduces inflationary expectations. Both factors have created a more positive environment for bond investors over the past year.

                              Two Distinct Periods

         During the six-month period ended September 30, we maintained Scudder New York Tax Free Fund's average effective maturity at higher-than-average levels and kept the Fund's cash position low to help the Fund regain ground lost in 1994's poor bond market. So far, this strategy has worked to the Fund's advantage.

SCUDDER NEW YORK TAX FREE FUND
--------------------------------------------------------------------------------

         The municipal bond market experienced two distinct periods of performance during the past six months. The first period, from April to June, was marked by steadily rising bond prices and declining yields. A weaker U.S. economy, due partly to the extremely weak dollar and the Mexican peso crisis of early 1995, created the conditions for the bond market rally. U.S. Gross Domestic Product (GDP) fell to its lowest level since the fourth quarter of 1993 during this period. As a result of the lackluster economy, the Federal Reserve stopped raising interest rates, which had been ratcheting higher since February 1994.

         During the second part of the semiannual period, which ran from July until the end of September, the U.S. economy reaccelerated modestly while bond prices remained largely unchanged. This period was also marked by considerable discussion in Congress of various "flat tax" proposals, resulting in weaker demand for municipal bonds. In our opinion, any tax proposal that becomes law will continue to tax interest income at substantially high rates, ensuring that municipal bonds continue to be worthwhile investments for investors in high tax brackets.

                         The Fund's Four-Point Strategy

         The Fund's investment strategy continues to focus on four basic elements: (1) purchasing bonds with effective maturities of less than 20 years,
(2) purchasing noncallable bonds at yields close to those of callable bonds with comparable maturities, (3) purchasing high-yielding callable bonds, and (4) diversifying investments based on careful credit selection.

         Bonds with effective maturities of at least five but less than 20 years represented almost 62% of the portfolio on September 30, 1995, compared with approximately 49% on March 31. Bonds in this maturity range currently offer good value and provide attractive yields with less price volatility than longer-term bonds. These bonds are also generally less sensitive to changes in interest rates because of their shorter maturities.

         While shorter-maturity bonds and noncallable bonds offer a relative degree of price stability, they also typically yield less than longer-maturity, callable debt instruments. In order to enhance the portfolio's overall yield, we selectively purchased higher-coupon bonds that can be called by their issuers in a relatively short time. Typically, these bonds provide yields three quarters to one percentage point higher than noncallable bonds maturing on

                                                 PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

similar call dates, a yield advantage we believe more than compensates for their callability.

         Scudder New York Tax Free Fund continues to emphasize careful credit selection and portfolio diversification, investing in a variety of issues including general obligation, water district, hospital, single family, multi-family, school district, lease, and tax allocation bonds as of September 30, 1995. The Fund's average credit quality at the end of September was AA.

                               New York's Economy

         New York State's economy continues to expand, but at a pace slower than that of the rest of the nation. The state's unemployment rate was 6.8% in September, compared with a national average of 5.6%. The state is still relatively wealthy -- New York State ranked third in the nation in 1994 on a per capita personal income basis. The state's debt is among the highest in the country but not overly problematic, in our view, given the state's wealth. Governor Pataki's budget for fiscal year 1996 reflects his campaign promises of lower taxes and less state spending. For the first time in fifty years, General Fund disbursements will decline from the previous year, and maximum income tax rates are scheduled to decline in each of the next three years. To avoid financial shortfalls in the future, the state will have to perform a difficult and painful task: reduce spending on social programs by as much as is outlined in the budget.

                              Our Near-Term Outlook

         Led by consumers, the U.S. economy picked up steam in the third quarter of 1995, growing at a 4.2% rate. Auto sales, consumer spending, and employment have all improved. However, we are concerned about consumers' staying power, since borrowing appears to be the major source of funds for this spending increase. We believe the U.S. economy will slow sometime in late 1996 as consumers spend less and as businesses make anticipated cuts in capital expenditures. Meanwhile, inflation remains in check (for the 12 months ended August 31, 1995, consumer prices rose only 2.6%). We are hopeful that this combination of economic slowdown and low inflation, which historically has been beneficial for the bond markets, will set the stage for an attractive long-term environment.

SCUDDER NEW YORK TAX FREE FUND
--------------------------------------------------------------------------------

         In the short term, as investors recognize the high after-tax value of municipals, we expect tax-free bonds to make some gains. As we pursue Scudder New York Tax Free Fund's objectives, we expect to continue emphasizing noncallable bonds with effective maturities between five and 20 years. As always, we will pay close attention to credit quality as we position the Fund to seek high tax-free income and a competitive total return.

Sincerely,

Your Portfolio Management Team
/s/Jeremy L. Ragus                  /s/Donald C. Carleton
Jeremy L. Ragus                     Donald C. Carleton


                                                                                  SCUDDER NEW YORK TAX FREE MONEY FUND
                                                              INVESTMENT PORTFOLIO AS OF SEPTEMBER 30, 1995 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------

                                                                                           ---------------
                                                                                Principal       Credit       Value ($)
                                                                               Amount ($)     Rating (b)     (Note A)
-----------------------------------------------------------------------------------------------------------------------
100.0%                    MUNICIPAL INVESTMENTS

NEW YORK            Copaigue Union Free School District, Suffolk County,
                     NY, Tax Anticipation Notes, 4.5%, 6/28/96 . . . . . . .    1,000,000        MIG1        1,003,575
                    Erie County, NY, Water Authority, Waterworks
                     System Revenue, Weekly Demand Bonds,
                     4.15%, 12/1/16 (c)* . . . . . . . . . . . . . . . . . .    2,000,000        A1+         2,000,000
                    Glen Cove, NY, General Obligation Bonds, Series A,
                     6.75%, 6/15/96 (c). . . . . . . . . . . . . . . . . . .      255,000        AAA           259,829
                    Hastings-On-Hudson Union Free School District,
                     Westchester County, NY, Tax Anticipation Notes,
                     3.875%, 10/27/95. . . . . . . . . . . . . . . . . . . .    1,000,000        SS&C        1,000,191
                    Hempstead Union Free School District, Nassau
                     County, NY, Tax Anticipation Notes, 4.5%, 6/28/96 . . .    1,000,000        SS&C        1,004,277
                    Islip, NY, Bond Anticipation Notes, 4.25%, 7/26/96 . . .    1,000,000        SS&C        1,002,744
                    Levittown, NY, Union Free School District, Tax
                     Anticipation Notes, 4.5%, 6/26/96 . . . . . . . . . . .      925,000        SS&C          928,921
                    Longwood, NY, Central School District at Middle Island,
                     Tax Anticipation Notes, 4.5%, 6/26/96 . . . . . . . . .    1,000,000        MIG1        1,003,527
                    Monroe County, NY, Revenue Anticipation Notes,
                     4.5%, 3/14/96 . . . . . . . . . . . . . . . . . . . . .    1,000,000        SS&C        1,003,336
                    Monroe County, NY, Industrial Development Agency,
                     Office Building Associates, Series 1992, Weekly
                     Demand Note, 4.05%, 10/1/00*. . . . . . . . . . . . . .    1,599,000        P1          1,599,000
                    Nassau County, NY, Bond Anticipation Notes, 4.5%,
                     3/15/96 . . . . . . . . . . . . . . . . . . . . . . . .    1,000,000        MIG1        1,002,667
                    New York City, General Obligation:
                     Weekly Demand Bonds, Series B, 4.35%, 8/15/24*. . . . .    1,000,000        A1+         1,000,000
                     Series 1993 B, Daily Demand Note,
                      4.65%, 10/1/22 (c)*. . . . . . . . . . . . . . . . . .      100,000        A1+           100,000
                     Series H4, Tax Exempt Commercial Paper,
                      3.7%, 10/19/95 (c) . . . . . . . . . . . . . . . . . .    1,000,000        A1+         1,000,000
                     Series 1994 H-3, Tax Exempt Commercial Paper,
                      FSA Insured, 3.7%, 10/16/95. . . . . . . . . . . . . .    1,100,000        MIG1        1,100,000
                    New York City, Revenue Anticipation Notes:
                     4.5%, 4/11/96 . . . . . . . . . . . . . . . . . . . . .    1,000,000        MIG1        1,002,943
                     4.75%, 6/28/96. . . . . . . . . . . . . . . . . . . . .      500,000        SP1           502,840
                    New York State Dormitory Authority, Memorial Sloan-
                     Kettering Cancer Center Revenue, Series C, Tax
                     Exempt Commercial Paper, 3.55%, 12/13/95. . . . . . . .      750,000        MIG1          750,000
                    New York State Energy Research and Development
                     Authority, Pollution Control Revenue:
                      Orange & Rockland Project, Series A, Monthly
                       Reset Bonds, 4.1%, 10/1/14 (c)* . . . . . . . . . . .    1,000,000        MIG1        1,000,000

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCUDDER NEW YORK TAX FREE MONEY FUND

----------------------------------------------------------------------------------------------------------------------
                                                                                Principal       Credit       Value ($)
                                                                               Amount ($)     Rating (b)     (Note A)
-----------------------------------------------------------------------------------------------------------------------
                      Orange & Rockland Utilities Inc. Project, Weekly
                       Demand Note, 4.1%, 8/1/15 (c)*. . . . . . . . . . . .    1,000,000        MIG1        1,000,000
                      Niagara Mohawk Power Company, Daily Demand
                       Note, 5.15%, 3/1/27*. . . . . . . . . . . . . . . . .    1,000,000        P1          1,000,000
                      Rochester Gas and Electric Company, Monthly
                       Reset Bonds, 3.7%, 10/1/14* . . . . . . . . . . . . .    1,000,000        P1          1,000,000
                    New York State Environmental Facilities Corp.,
                     Solid Waste Revenue, General Electric Corp.,
                     Tax Exempt Commercial Paper:
                      3.15%, 10/16/95. . . . . . . . . . . . . . . . . . . .    1,000,000        A1+         1,000,000
                      Series 1987 A, 3.15%, 10/27/95 . . . . . . . . . . . .    1,000,000        A1+         1,000,000
                    New York State, General Obligation, Bond
                     Anticipation Notes, Tax Exempt Commercial Paper:
                      Series P, 3.8%, 10/2/95. . . . . . . . . . . . . . . .      800,000        P1            800,000
                      Series Q, 3.7%, 10/18/95 . . . . . . . . . . . . . . .      650,000        P1            650,000
                    New York State Housing Finance Agency:
                     Hospital for Special Surgery, Variable Rate
                      Demand Bonds, 3.9%, 11/1/10* . . . . . . . . . . . . .    2,400,000        MIG1        2,400,000
                     Housing Revenue Bonds, Liberty View Apartments
                      Project, Weekly Demand Bonds, 3.9%, 11/1/05* . . . . .    1,200,000        MIG1        1,200,000
                     Memorial Sloan-Kettering Cancer Center,
                      Housing Revenue Bonds, Variable Rate Demand
                      Bond, Series 1985 A, 4.15%, 11/1/15* . . . . . . . . .    2,800,000        SS&C        2,800,000
                     Normandie Court 1 Housing Revenue, Variable
                      Rate Demand Bonds, 4.15%, 5/15/15* . . . . . . . . . .    1,900,000        MIG1        1,900,000
                    New York State Job Development Authority, Monthly
                     Reset Bonds:
                      Series 1985 C, 3.55%, 3/1/00*. . . . . . . . . . . . .    1,100,000        MIG1        1,100,000
                      Series F, 3.7%, 3/1/99*. . . . . . . . . . . . . . . .      800,000        MIG1          800,000
                    New York State Local Government Assistance
                     Corporation:
                      Series 1993 A, Weekly Demand Note,
                       4.25%, 4/1/22*. . . . . . . . . . . . . . . . . . . .    1,000,000        MIG1        1,000,000
                      Series 1994 B, Variable Interest Rate Bonds,
                       4.2%, 4/1/23* . . . . . . . . . . . . . . . . . . . .      500,000        MIG1          500,000
                    New York State Medical Care Facilities Financing
                     Agency;
                      Children's Hospital of Buffalo, Weekly Demand
                       Bonds, 4.15%, 11/1/05*. . . . . . . . . . . . . . . .    1,800,000        MIG1        1,800,000
                      Mount Sinai Hospital, prerefunded,
                       8.875%, 1/15/96** . . . . . . . . . . . . . . . . . .    1,550,000        AAA         1,600,469
                    New York State, Tax Exempt Commercial Paper,
                     Series Q, 3.55%, 10/12/95 . . . . . . . . . . . . . . .      600,000        P1            600,000
                    North Hempstead, Nassau County, NY, Bond
                     Anticipation Notes, Series 1995 C, 5%, 5/30/96. . . . .    1,500,000        SS&C        1,508,590

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                                                   INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                                                Principal       Credit       Value ($)
                                                                               Amount ($)     Rating (b)     (Note A)
-----------------------------------------------------------------------------------------------------------------------
                    North Hempstead, NY, Solid Waste Management
                     Revenue Refunding, Series 1993 A, Weekly
                     Demand Note, 4%, 2/1/12*. . . . . . . . . . . . . . . .      700,000        MIG1          700,000
                    Port Authority of New York and New Jersey,
                     Tax Exempt Commercial Paper, Series B:
                     3.45%, 11/7/95. . . . . . . . . . . . . . . . . . . . .    1,995,000        A1+         1,995,000
                     3.75%, 11/6/95. . . . . . . . . . . . . . . . . . . . .    1,000,000        A1+         1,000,000
                    Rockland County, NY:
                     Revenue Anticipation Notes, 5%, 5/17/96 . . . . . . . .      795,000        SS&C          799,651
                     Sewer Bond Anticipation Notes, 5.5%, 3/8/96 . . . . . .    1,500,000        SS&C        1,505,876
                    Seneca County, NY, Industrial Development Agency,
                     1991 Civic Facility, New York Chiropractic College,
                     Weekly Demand Bond, 4.2%, 10/1/21*. . . . . . . . . . .      500,000        A1+           500,000
                    Suffolk County, NY, General Obligation,
                     5.5%, 10/1/95 (c) . . . . . . . . . . . . . . . . . . .      450,000        AAA           450,000
                    Triborough Bridge and Tunnel Authority, NY, Special
                     Obligation, Variable Rate Demand Bonds,
                     4.05%, 1/1/24 (c)*. . . . . . . . . . . . . . . . . . .    2,400,000        MIG1        2,400,000
                    Trust for the Cultural Resources of the City of New York:
                     Museum of Natural History, Weekly Demand Notes:
                      4.1%, 4/1/21 (c)*. . . . . . . . . . . . . . . . . . .    1,600,000        MIG1        1,600,000
                      Series 1993 A, 4.1%, 4/1/21* . . . . . . . . . . . . .      500,000        MIG1          500,000
                     The Solomon R. Guggenheim Foundation,
                      Daily Demand Note, 4.85%, 12/1/15* . . . . . . . . . .    1,100,000        A1+         1,100,000
                    Westchester County, NY, General Obligation, 6.7%,
                     2/1/96. . . . . . . . . . . . . . . . . . . . . . . . .      500,000        AAA           504,894
                    Total Investment Portfolio - 100.0%                                                     ----------
                     (Cost $54,978,330) (a). . . . . . . . . . . . . . . . .                                54,978,330
                                                                                                            ----------
                                                                                                            ----------
-----------------------------------------------------------------------------------------------------------------------

(a)  The cost for federal income tax purposes was $54,978,330.

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder (SS&C) have been determined to be of comparable quality to rated eligible securities.

(c)  Bond is insured by one of these companies: AMBAC, FGIC or MBIA.

  * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCUDDER NEW YORK TAX FREE MONEY FUND
FINANCIAL STATEMENTS

----------------------------------------------------------------------------------------------------------------------

                          STATEMENT OF ASSETS AND LIABILITIES

                    SEPTEMBER 30, 1995 (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------
                    ASSETS
                    Investments, at value (identified cost $54,978,330)
                       (Note A). . . . . . . . . . . . . . . . . . . . . . . . . . .                      $ 54,978,330
                    Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             8,005
                    Receivables:
                       Investments sold. . . . . . . . . . . . . . . . . . . . . . .                           125,000
                       Interest. . . . . . . . . . . . . . . . . . . . . . . . . . .                           372,341
                       Fund shares sold. . . . . . . . . . . . . . . . . . . . . . .                            41,086
                                                                                                          ------------
                          Total assets . . . . . . . . . . . . . . . . . . . . . . .                        55,524,762
                    LIABILITIES
                    Payables:
                       Investments purchased . . . . . . . . . . . . . . . . . . . .       $ 502,840
                       Fund shares redeemed. . . . . . . . . . . . . . . . . . . . .         120,755
                       Dividends . . . . . . . . . . . . . . . . . . . . . . . . . .          18,991
                       Accrued management fee (Note C) . . . . . . . . . . . . . . .          10,443
                       Other accrued expenses (Note C) . . . . . . . . . . . . . . .          33,803
                                                                                           ---------
                          Total liabilities. . . . . . . . . . . . . . . . . . . . .                           686,832
                                                                                                          ------------
                    Net assets, at value . . . . . . . . . . . . . . . . . . . . . .                      $ 54,837,930
                                                                                                          ------------
                                                                                                          ------------
                    NET ASSETS
                    Net assets consist of:
                       Accumulated net realized loss . . . . . . . . . . . . . . . .                       $   (16,545)
                       Shares of beneficial interest . . . . . . . . . . . . . . . .                           548,422
                       Additional paid-in capital. . . . . . . . . . . . . . . . . .                        54,306,053
                                                                                                          ------------
                    Net assets, at value . . . . . . . . . . . . . . . . . . . . . .                      $ 54,837,930
                                                                                                          ------------
                                                                                                          ------------
                    NET ASSET VALUE, offering and redemption price per share
                       ($54,837,930 DIVIDED BY 54,842,182 outstanding shares of
                       beneficial interest, $.01 par value, unlimited number
                       of shares authorized) . . . . . . . . . . . . . . . . . . . .                             $1.00
                                                                                                                 -----
                                                                                                                 -----

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                   FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------

        STATEMENT OF OPERATIONS

SIX MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME

Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  $ 1,052,949
Expenses:
Management fee (Note C). . . . . . . . . . . . . . . . . . . . . . . .    $ 63,292
Services to shareholders (Note C). . . . . . . . . . . . . . . . . . .      39,963
Custodian and accounting fees (Note C) . . . . . . . . . . . . . . . .      25,484
Trustees' fees (Note C). . . . . . . . . . . . . . . . . . . . . . . .       7,697
Auditing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      14,511
State registration . . . . . . . . . . . . . . . . . . . . . . . . . .       4,798
Reports to shareholders. . . . . . . . . . . . . . . . . . . . . . . .       4,787
Legal. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,506
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2,942          164,980
                                                                          -------------------------
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . .                      887,969
NET REALIZED LOSS ON INVESTMENTS
Net realized loss from investment transactions . . . . . . . . . . . .                       (3,892)
                                                                                          ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . .                    $ 884,077
                                                                                          ---------
                                                                                          ---------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


SCUDDER NEW YORK TAX FREE MONEY FUND

----------------------------------------------------------------------------------------------------------------------

                          STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         SIX MONTHS
                                                                                           ENDED
                                                                                        SEPTEMBER 30       YEAR ENDED
                                                                                            1995            MARCH 31
                    INCREASE (DECREASE) IN NET ASSETS                                   (UNAUDITED)           1995
                    --------------------------------------------------------------------------------------------------
                    Operations:
                    Net investment income. . . . . . . . . . . . . . . . . . . . .     $    887,969       $  1,327,739
                    Net realized loss from investment
                       transactions. . . . . . . . . . . . . . . . . . . . . . . .           (3,892)            (6,662)
                                                                                       ------------       ------------
                    Net increase in net assets resulting from
                       operations. . . . . . . . . . . . . . . . . . . . . . . . .          884,077          1,321,077
                                                                                       ------------       ------------
                    Distributions to shareholders from net investment
                       income ($.016 and $.025 per share,
                       respectively) . . . . . . . . . . . . . . . . . . . . . . .         (887,969)        (1,327,739)
                                                                                       ------------       ------------
                    Fund share transactions at net asset value of
                       $1.00 per share:
                    Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . .       28,911,297         66,783,648
                    Net asset value of shares issued to
                       shareholders in reinvestment of
                       distributions . . . . . . . . . . . . . . . . . . . . . . .          764,706          1,176,765
                    Shares redeemed. . . . . . . . . . . . . . . . . . . . . . . .      (29,783,877)       (60,149,789)
                                                                                       ------------       ------------
                    Net increase (decrease) in net assets
                       from Fund share transactions. . . . . . . . . . . . . . . .         (107,874)         7,810,624
                                                                                       ------------       ------------
                    INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . . . . .         (111,766)         7,803,962
                    Net assets at beginning of period. . . . . . . . . . . . . . .       54,949,696         47,145,734
                                                                                       ------------       ------------
                    NET ASSETS AT END OF PERIOD. . . . . . . . . . . . . . . . . .     $ 54,837,930       $ 54,949,696
                                                                                       ------------       ------------
                                                                                       ------------       ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                  FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL
STATEMENTS.

                                                                                                               FOR THE PERIOD
                                    SIX MONTHS                                                                  MAY 28, 1987
                                      ENDED                                                                    (COMMENCEMENT
                                   SEPTEMBER 30,                     YEARS ENDED MARCH 31,                     OF OPERATIONS)
                                       1995      -------------------------------------------------------------  TO MARCH 31,
                                    (UNAUDITED)    1995     1994     1993     1992     1991     1990     1989       1988
                                     ---------   -------------------------------------------------------------  -----------
Net asset value,
  beginning of period. . . . . .      $1.000      $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000     $1.000
                                      ------      ------   ------   ------   ------   ------   ------   ------     ------
Net investment income (a). . . .        .016        .025     .017     .022     .035     .046     .052     .047       .033
Distributions from net
  investment income. . . . . . .       (.016)      (.025)   (.017)   (.022)   (.035)   (.046)   (.052)   (.047)     (.033)
                                       ------      ------   ------   ------   ------   ------   ------   ------    ------
Net asset value, end of period .      $1.000      $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000     $1.000
                                      ------      ------   ------   ------   ------   ------   ------   ------     ------
                                      ------      ------   ------   ------   ------   ------   ------   ------     ------
TOTAL RETURN (%) (b) . . . . . .        1.62**      2.57     1.75     2.22     3.55     4.69     5.33     4.78       3.33**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  ($ millions) . . . . . . . . .          55          55       47       40       36       40       36       41         30
Ratio of operating expenses,
  net to average daily net
  assets (%) (a) . . . . . . . .         .60*        .60      .60      .60      .60      .60      .60      .53        .50*
Ratio of net investment income
  to average daily net
  assets (%) . . . . . . . . . .        3.23*       2.56     1.73     2.19     3.46     4.57     5.21     4.76       4.08*

(a) Reflects a per share amount
    of expenses, exclusive of
    management fees,
    reimbursed by the
    Adviser of . . . . . . . . .      $   --      $   --   $   --   $   --   $   --   $   --   $   --   $   --     $ .002
  Reflects a per share amount
    of management fee not
    imposed by the Adviser of. .      $ .001      $ .003   $ .004   $ .004   $ .004   $ .004   $ .004   $ .004     $ .004
  Operating expense ratio
    including expenses
    reimbursed, management
    fee and other expenses
    not imposed (%). . . . . . .         .87*        .89      .97      .97     1.01     1.08     1.08      .98       1.19*
(b) Total returns are higher due to maintenance of the Fund's expenses.
  * Annualized
 ** Not annualized
                                       17



SCUDDER NEW YORK TAX FREE FUND
INVESTMENT PORTFOLIO as of September 30, 1995 (Unaudited)
---------------------------------------------------------------------------------------------------------------------------


                                                                                Principal     Credit          Market
                                                                                Amount ($)   Rating (c)      Value ($)
---------------------------------------------------------------------------------------------------------------------------
3.4%                     SHORT-TERM MUNICIPAL INVESTMENTS
NEW YORK            New York State Energy Research and Development
                      Authority, Pollution Control Revenue, Niagara
                      Mohawk Power Company, Daily Demand Note,
                      5.15%, 3/1/27* . . . . . . . . . . . . . . . . . . . .   1,200,000         P1          1,200,000
                    New York State Job Development Authority,
                      Special Purpose:
                        Series A1-13, Daily Demand Note,
                          Subject To AMT, 4.85%, 3/1/02* . . . . . . . . . .     400,000         MIG1          400,000
                        Series A1-42, Daily Demand Note,
                          Subject To AMT, 4.85%, 3/1/05* . . . . . . . . . .   1,300,000         MIG1        1,300,000
                        Series B1-9, Daily Demand Note,
                          Subject to AMT, 4.85%, 3/1/02* . . . . . . . . . .   1,900,000         MIG1        1,900,000
                        Series B1-21, Daily Demand Note,
                          Subject to AMT, 4.85%, 3/1/05* . . . . . . . . . .   1,500,000         MIG1        1,500,000
                                                                                                         -------------
                    TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
                      (Cost $6,300,000). . . . . . . . . . . . . . . . . . .                                 6,300,000
                                                                                                         -------------

96.6%                     LONG-TERM MUNICIPAL INVESTMENTS

NEW YORK            34th Street Partnership Inc., NY, Capital
                      Improvement, 5.5%, 1/1/14. . . . . . . . . . . . . . .    1,900,000        A           1,781,264
                    Albany, NY, General Obligation, 7%, 1/15/08 (d). . . . .      485,000        AAA           540,843
                    Battery Park City Authority, NY, Revenue Refunding,
                      Series A, 5%, 11/1/13. . . . . . . . . . . . . . . . .    1,850,000        AA          1,647,388
                    Battery Park City Project, NY, Housing Corporation,
                      Senior Revenue Refunding, 5.2%, 11/1/06. . . . . . . .    4,505,000        AA          4,415,621
                    Chautauqua County, NY:
                      7.3%, 4/1/08 (d) . . . . . . . . . . . . . . . . . . .      575,000        AAA           688,528
                      7.3%, 4/1/09 (d) . . . . . . . . . . . . . . . . . . .      575,000        AAA           687,390
                    Development Authority of The North Country, NY,
                      Solid Waste Management Authority, Series A:
                        5.75%, 7/1/96. . . . . . . . . . . . . . . . . . . .      690,000        BBB           687,654
                        6%, 7/1/97 . . . . . . . . . . . . . . . . . . . . .      390,000        BBB           390,917
                        6.15%, 7/1/98. . . . . . . . . . . . . . . . . . . .      980,000        BBB           989,486
                    Erie County, NY, General Obligation, Series A:
                      5.5%, 6/15/25 (d). . . . . . . . . . . . . . . . . . .      500,000        AAA           477,460
                      5.625%, 6/15/20 (d). . . . . . . . . . . . . . . . . .    1,000,000        AAA           975,780


                              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                       18


                                                                                                   INVESTMENT PORTFOLIO

-----------------------------------------------------------------------------------------------------------------------
                                                                                Principal       Credit         Market
                                                                               Amount ($)     Rating (c)      Value($)
-----------------------------------------------------------------------------------------------------------------------

                    Inverse Variable Rate Certificate Trust, Metropolitan
                      Transit Authority, Series 1993 B,
                      5.467%, 6/30/02 (d)**. . . . . . . . . . . . . . . . .    8,000,000        NR          8,320,000
                    Metropolitan Transportation Authority, NY, Service
                      Contract, Transit Facilities, Series 7, 5.4%, 7/1/06 .    2,000,000        BBB         1,963,840
                    Monroe County, NY, Airport Authority, Greater
                      Rochester International Airport, Subject to AMT,
                      5.375%, 1/1/19 (d) . . . . . . . . . . . . . . . . . .    6,550,000        AAA         6,047,222
                    Nassau County Industrial Development Agency, NY,
                      Adelphi University, 5.5%, 6/1/03 . . . . . . . . . . .    1,000,000        A           1,005,500
                    Nassau County, NY, Combined Sewer District,
                      Refunding, 5.1%, 7/1/05 (d). . . . . . . . . . . . . .    2,850,000        AAA         2,897,937
                    New York City, NY, General Obligation:
                      Series B, 7.5%, 2/1/05 . . . . . . . . . . . . . . . .    2,500,000        A           2,783,750
                      Series B, 8.25%, 6/1/06. . . . . . . . . . . . . . . .    2,750,000        BBB         3,262,023
                      Series B, 6.2%, 8/15/06. . . . . . . . . . . . . . . .      500,000        BBB           511,060
                      Series B, 7.25%, 8/15/07 . . . . . . . . . . . . . . .    2,250,000        BBB         2,480,198
                      Series E, 8%, 8/1/05 (d) . . . . . . . . . . . . . . .      330,000        AAA           405,874
                      Series F, 8.25%, 11/15/16. . . . . . . . . . . . . . .      200,000        BBB           227,726
                    New York City, NY, Industrial Development Agency:
                      Civil Facilities, USTA National Tennis Center,
                        FSA Insured:
                          6.1%, 11/15/04 . . . . . . . . . . . . . . . . . .    1,215,000        AAA         1,315,590
                          6.25%, 11/15/06. . . . . . . . . . . . . . . . . .    3,000,000        AAA         3,281,130
                      Special Facility, Terminal One Group,
                        Subject to AMT, 6%:
                          1/1/15 . . . . . . . . . . . . . . . . . . . . . .      190,000        A             183,874
                          1/1/19 . . . . . . . . . . . . . . . . . . . . . .    2,480,000        A           2,377,824
                    New York City , NY, Municipal Water Finance
                      Authority, Water and Sewer System Revenue:
                        Series A, 7%, 6/15/09. . . . . . . . . . . . . . . .    1,735,000        A           1,903,954
                        Series B, 5.375%, 6/15/19 (d). . . . . . . . . . . .    1,000,000        AAA           934,530
                        Series B, 5.5%, 6/15/19 (d). . . . . . . . . . . . .    8,970,000        AAA         8,524,998
                    New York State, City University, John Jay College,
                      7.25%, 8/15/07 . . . . . . . . . . . . . . . . . . . .    1,000,000        BBB         1,037,010
                    New York State Dormitory Authority Revenue:
                      City University Revenue:
                        Series A, 9.25%, 7/1/00. . . . . . . . . . . . . . .    2,000,000        BBB         2,352,760
                        Consolidated Revenue, Series A, 5.75%, 7/1/09. . . .    3,750,000        BBB         3,686,663
                        Series B, 8.125%, 7/1/08 . . . . . . . . . . . . . .    1,200,000        BBB         1,335,288
                        Series D, 8.2%, 7/1/12 . . . . . . . . . . . . . . .    2,000,000        BBB         2,229,320
                      Columbia University, 5%, 7/1/15. . . . . . . . . . . .    2,500,000        AAA         2,258,200
                      Crouse Irving Memorial Hospital, Insured Mortgage
                        Revenue, HIBI Insured, 10.5%, 7/1/17 (b) . . . . . .    2,600,000        A           2,652,806

                              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                       19


SCUDDER NEW YORK TAX FREE FUND

-----------------------------------------------------------------------------------------------------------------------------


                                                                                Principal       Credit       Market
                                                                               Amount ($)     Rating (c)    Value ($)
-----------------------------------------------------------------------------------------------------------------------
                      Department of Health, 5.5%, 7/1/06 . . . . . . . . . .    2,295,000        BBB         2,249,215
                      Mt. Sinai School of Medicine, Series B,
                        5.7%, 7/1/11 (d) . . . . . . . . . . . . . . . . . .    1,825,000        AAA         1,857,138
                      New Hope Community, Inc., 5.7%, 7/1/17 . . . . . . . .    1,500,000        AA          1,433,280
                      New Rochelle Hospital Medical Center Project,
                        GNMA Collateralized, 10%, 1/1/10 . . . . . . . . . .      970,000        AAA           977,324
                      New York College and University Lease, Pooled
                        Capital Program, 7.8%, 12/1/05 (d) . . . . . . . . .    3,970,000        AAA         4,321,861
                      State University Educational Facility, Series A:
                        7.125%, 5/15/09. . . . . . . . . . . . . . . . . . .      500,000        BBB           556,760
                        5.875%, 5/15/11. . . . . . . . . . . . . . . . . . .    2,250,000        BBB         2,203,695
                      The Wartburg Home of the Evangelical Lutheran
                        Church, FHA Insured, 5.7%, 2/1/13. . . . . . . . . .    2,250,000        AA          2,196,585
                    New York State Energy Research & Development
                      Authority, Consolidated Edison Company,
                        Series B, 5.25%, 8/15/20 (d) . . . . . . . . . . . .    4,250,000        AAA         3,876,213
                    New York State Environmental Facilities Corporation:
                      Pollution Control Revenue, Revolving Water  Fund,
                        Series D, 6.9%, 5/15/15. . . . . . . . . . . . . . .    2,465,000        AAA         2,730,481
                      Spring Valley Water Company, Subject to AMT,
                        5.65%, 11/1/23 (d) . . . . . . . . . . . . . . . . .    1,000,000        AAA           955,290
                    New York State, General Obligation:
                      7.5%, 11/15/01 (d) . . . . . . . . . . . . . . . . . .    2,200,000        AAA         2,547,314
                      7%, 11/15/02 (d) . . . . . . . . . . . . . . . . . . .    2,555,000        AAA         2,918,832
                    New York State Housing Finance Agency,
                      Service Contract, Series F:
                        5.25%, 9/15/06 . . . . . . . . . . . . . . . . . . .    1,500,000        BBB         1,444,305
                        5.625%, 3/15/09. . . . . . . . . . . . . . . . . . .    5,750,000        BBB         5,593,888
                    New York State, Local Government Assistance
                      Corporation:
                        Series B, 5.375%, 4/1/16 . . . . . . . . . . . . . .    1,830,000        A           1,698,094
                        Series C, 5.5%, 4/1/18 . . . . . . . . . . . . . . .    1,125,000        A           1,050,761
                        Series D, 5%, 4/1/23 . . . . . . . . . . . . . . . .    6,250,000        A           5,390,688
                    New York State Medical Care Facilities Finance
                      Agency:
                        Mental Health Center:
                          Series A, 8.25%, 2/15/99 . . . . . . . . . . . . .    3,415,000        BBB         3,683,726
                          Series A, 8.875%, 8/15/07. . . . . . . . . . . . .      395,000        BBB           434,603
                          Series F, 5.25%, 2/15/08 (d) . . . . . . . . . . .    2,000,000        AAA         1,953,640
                          Series F, 5.25%, 8/15/08 (d) . . . . . . . . . . .    1,000,000        AAA           976,170
                          Series F, 5.375%, 2/15/14 (d). . . . . . . . . . .    2,200,000        AAA         2,090,198
                        North Shore University, Glen Cove, Series A,
                          5.125%, 11/1/12 (d). . . . . . . . . . . . . . . .    1,450,000        AAA         1,343,193
                        St. Luke's - Roosevelt Hospital, Series A,
                          FHA Insured, 5.625%, 8/15/18 . . . . . . . . . . .    2,500,000        AAA         2,377,975

                                THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                       20

                                                                                                   INVESTMENT PORTFOLIO

-----------------------------------------------------------------------------------------------------------------------------

                                                                                Principal       Credit        Market
                                                                               Amount ($)     Rating (c)    Value ($)
-----------------------------------------------------------------------------------------------------------------------
                    New York State Mortgage Agency Revenue,
                      Homeowner Mortgage:
                          Series FF, 7.95%, 10/1/14. . . . . . . . . . . . .      250,000        AA            267,490
                          Series 48, Subject to AMT, 6.1%, 4/1/25. . . . . .    3,100,000        AA          3,005,202
                    New York State Power Authority, General Purpose
                      Revenue, Series CC, 5.125%, 1/1/11 (d) . . . . . . . .    6,500,000        AAA         6,191,835
                    New York State Thruway Authority:
                      General Revenue, Series B, 5%, 1/1/20 (d). . . . . . .    3,740,000        AAA         3,319,362
                      Service Contract Revenue, Local Highway and
                        Bridge Building:
                          Series A, 6.25%, 4/1/04 (d). . . . . . . . . . . .    2,000,000        AAA         2,200,540
                          5.125%, 4/1/07 . . . . . . . . . . . . . . . . . .    3,000,000        BBB         2,817,300
                          5.125%, 4/1/07 (d) . . . . . . . . . . . . . . . .      900,000        AAA           888,075
                          5.75%, 4/1/08. . . . . . . . . . . . . . . . . . .    1,000,000        BBB           987,720
                    New York State, Urban Development Corporation
                      Revenue:
                        Correctional Capital Facilities:
                          Series A, 5.45%, 1/1/07. . . . . . . . . . . . . .    2,000,000        BBB         1,944,100
                          Series A, 5.5%, 1/1/09 . . . . . . . . . . . . . .    1,000,000        BBB           961,690
                          Series A, 5.5%, 1/1/14 . . . . . . . . . . . . . .    3,000,000        BBB         2,781,300
                          5.25%, 1/1/04. . . . . . . . . . . . . . . . . . .    2,370,000        BBB         2,326,250
                          5.5%, 1/1/15 . . . . . . . . . . . . . . . . . . .    2,000,000        BBB         1,833,160
                        Onondaga County Convention Center:
                          6%, 1/1/06 . . . . . . . . . . . . . . . . . . . .    1,630,000        BBB         1,666,121
                          7.875%, 1/1/10 . . . . . . . . . . . . . . . . . .    1,000,000        BBB         1,163,410
                    Niagara County, NY, General Obligation,
                      7.1%, 2/15/11 (d). . . . . . . . . . . . . . . . . . .      500,000        AAA           579,980
                    Niagara Falls, NY, Water Treatment Plant,
                      Subject to AMT:
                        7%, 11/1/03 (d). . . . . . . . . . . . . . . . . . .    2,260,000        AAA         2,555,947
                        8.5%, 11/1/05 (d). . . . . . . . . . . . . . . . . .    2,140,000        AAA         2,708,127
                        8.5%, 11/1/06 (d). . . . . . . . . . . . . . . . . .    1,240,000        AAA         1,579,028
                    Schenectady, NY, Industrial Development Agency,
                      Broadway Center Project, Series A, 5%, 9/1/09 (d). . .    1,250,000        AAA         1,179,238
                    Shenendehowa Central School District, NY,
                      Clifton Park:
                        6.85%, 6/15/08 (d) . . . . . . . . . . . . . . . . .      350,000        AAA           405,671
                        6.85%, 6/15/09 (d) . . . . . . . . . . . . . . . . .      350,000        AAA           404,215
                    Valley Central School District, Montgomery, NY,
                      7.15%, 6/15/08 (d) . . . . . . . . . . . . . . . . . .      625,000        AAA           741,113
PUERTO RICO         Puerto Rico Commonwealth Infrastructure Finance
                      Authority, Series A:
                        7.9%, 7/1/07 . . . . . . . . . . . . . . . . . . . .    1,000,000        BBB         1,113,890
                        7.75%, 7/1/08. . . . . . . . . . . . . . . . . . . .      920,000        BBB         1,021,228

                                THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                       21

SCUDDER NEW YORK TAX FREE FUND

-----------------------------------------------------------------------------------------------------------------------------

                                                                                Principal       Credit        Market
                                                                               Amount ($)     Rating (c)    Value ($)
-----------------------------------------------------------------------------------------------------------------------
VIRGIN ISLANDS      Virgin Islands Public Finance Authority,
                      General Obligation, Mortgage Fund Loan Notes,
                      Series A, 7%, 10/1/02. . . . . . . . . . . . . . . . .      500,000        BBB           535,615
                                                                                                         -------------
                    TOTAL LONG-TERM MUNICIPAL INVESTMENTS
                      (Cost $172,648,587). . . . . . . . . . . . . . . . . .                               179,300,244
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENT PORTFOLIO - 100.0%
                      (Cost $178,948,587) (a). . . . . . . . . . . . . . . .                               185,600,244
                                                                                                         -------------
                                                                                                         -------------

(a)  The cost for federal income tax purposes was $179,275,572. At September 30,
     1995, net unrealized appreciation for all securities based on tax cost was
     $6,324,672. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,868,937 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $544,265.

(b) At September 30, 1995 these securities, in part, have been pledged to cover initial margin requirements for open futures contracts.

     AT SEPTEMBER 30, 1995 OPEN FUTURES CONTRACTS SOLD SHORT WERE AS FOLLOWS (NOTE A):

                                                       Aggregate           Market
          Futures        Expiration     Contracts      Face Value ($)      Value ($)
       ------------   ---------------  ------------   ----------------   --------------
       30 year U.S.
       Treasury Bond     Dec.1995            75         8,406,281           8,575,781
                                                       ----------          ----------
Total net unrealized depreciation on open futures contracts sold short       (169,500)
                                                                           ----------
                                                                           ----------

(c)  All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service,
     Inc. or Fitch Investors Service, Inc. Unrated securities (NR) have been determined to be of comparable quality to rated eligible securities.

(d)  Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC or MBIA.

  *  Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

 **  Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rate as of
     September 30, 1995.


                                THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                       22

                                                                                                  FINANCIAL STATEMENTS
---------------------------------------------------------------------------------------------------------------------------
        STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1995 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $178,948,587)
     (Note A). . . . . . . . . . . . . . . . . . . . . . . .                 $ 185,600,244
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        35,270
Receivables:
     Investments sold. . . . . . . . . . . . . . . . . . . .                     5,940,365
     Interest. . . . . . . . . . . . . . . . . . . . . . . .                     3,061,394
     Fund shares sold. . . . . . . . . . . . . . . . . . . .                       800,878
                                                                             -------------
          Total assets . . . . . . . . . . . . . . . . . . .                   195,438,151
LIABILITIES
Payables:
     Investments purchased . . . . . . . . . . . . . . . . .    $ 1,665,562
     Dividends . . . . . . . . . . . . . . . . . . . . . . .        270,354
     Fund shares redeemed. . . . . . . . . . . . . . . . . .         10,870
     Daily variation margin on open futures contracts
          (Note A) . . . . . . . . . . . . . . . . . . . . .        103,125
     Accrued management fee (Note C) . . . . . . . . . . . .         99,309
     Other accrued expenses (Note C) . . . . . . . . . . . .         61,624
                                                                -----------
          Total liabilities. . . . . . . . . . . . . . . . .                     2,210,844
                                                                             -------------
Net assets, at market value. . . . . . . . . . . . . . . . .                 $ 193,227,307
                                                                             -------------
                                                                             -------------

NET ASSETS
Net assets consist of:
     Unrealized appreciation (depreciation) on:
          Investments. . . . . . . . . . . . . . . . . . . .                 $   6,651,657
          Futures. . . . . . . . . . . . . . . . . . . . . .                      (169,500)
     Accumulated net realized loss . . . . . . . . . . . . .                   (10,090,456)
     Shares of beneficial interest . . . . . . . . . . . . .                       181,425
     Additional paid-in capital. . . . . . . . . . . . . . .                   196,654,181
                                                                             -------------
Net assets, at market value. . . . . . . . . . . . . . . . .                 $ 193,227,307
                                                                             -------------
                                                                             -------------
NET ASSET VALUE, offering and redemption price per share
     ($193,227,307 DIVIDED BY 18,142,522 outstanding shares of
     beneficial interest, $.01 par value, unlimited number
     of shares authorized) . . . . . . . . . . . . . . . . .                        $10.65
                                                                                    ------
                                                                                    ------



          THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                       23


SCUDDER NEW YORK TAX FREE FUND
---------------------------------------------------------------------------------------------------------------------------
                                   STATEMENT OF OPERATIONS

                              SIX MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)
                              ---------------------------------------------------------------------------------------------
                              INVESTMENT INCOME
                              Interest . . . . . . . . . . . . . . . . . .                         $ 5,611,810
                              Expenses:
                              Management fee (Note C). . . . . . . . . . .     $   603,699
                              Services to shareholders (Note C). . . . . .          87,783
                              Custodian and accounting fees (Note C) . . .          47,197
                              Trustees' fees (Note C). . . . . . . . . . .           7,697
                              Auditing . . . . . . . . . . . . . . . . . .          20,389
                              Reports to shareholders. . . . . . . . . . .          12,699
                              Legal. . . . . . . . . . . . . . . . . . . .           6,079
                              State registration . . . . . . . . . . . . .           7,777
                              Other. . . . . . . . . . . . . . . . . . . .           7,284             800,604
                                                                               -------------------------------
                              Net investment income  . . . . . . . . . . .                           4,811,206
                                                                                                   -----------
                              NET REALIZED AND UNREALIZED GAIN (LOSS)
                              ON INVESTMENT TRANSACTIONS
                              Net realized loss from:
                                   Investments . . . . . . . . . . . . . .      (2,514,636)
                                   Futures . . . . . . . . . . . . . . . .        (185,321)         (2,699,957)
                                                                               -------------------------------
                              Net unrealized appreciation (depreciation) during
                              the period on:
                                   Investments . . . . . . . . . . . . . .       7,968,543
                                   Futures . . . . . . . . . . . . . . . .        (169,500)          7,799,043
                                                                                ------------------------------
                              Net gain on investments. . . . . . . . . . .                           5,099,086
                                                                                                   -----------
                              NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 9,910,292
                                                                                                   -----------
                                                                                                   -----------



                                   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                       24


                                                                                                  FINANCIAL STATEMENTS
---------------------------------------------------------------------------------------------------------------------------
        STATEMENTS OF CHANGES IN NET ASSETS

                                                           SIX MONTHS
                                                             ENDED
                                                          SEPTEMBER 30,         YEAR ENDED
                                                              1995               MARCH 31,
INCREASE (DECREASE) IN NET ASSETS                          (UNAUDITED)             1995
------------------------------------------------------------------------------------------

Operations:
Net investment income. . . . . . . . . . . . . . . . .   $   4,811,206       $  10,299,978
Net realized loss from investment
  transactions . . . . . . . . . . . . . . . . . . . .      (2,699,957)         (5,532,589)
Net unrealized appreciation on
  investment transactions. . . . . . . . . . . . . . .       7,799,043           6,398,650
                                                         -------------       -------------
Net increase in net assets resulting from
  operations . . . . . . . . . . . . . . . . . . . . .       9,910,292          11,166,039
                                                         -------------       -------------
Distributions to shareholders:
  From net investment income ($.26 and
    $.52 per share, respectively). . . . . . . . . . .      (4,811,206)        (10,299,978)
                                                         -------------       -------------
  In excess of net realized
    gains ($.05 per share) . . . . . . . . . . . . . .              -           (1,028,717)
                                                         -------------       -------------
Fund share transactions:
Proceeds from shares sold. . . . . . . . . . . . . . .      11,155,135          34,151,916
Net asset value of shares issued to
  shareholders in reinvestment
  of distributions . . . . . . . . . . . . . . . . . .       3,158,792           7,668,354
Cost of shares redeemed. . . . . . . . . . . . . . . .     (19,718,602)        (55,402,814)
                                                         -------------       -------------
Net decrease in net assets from
  Fund share transactions. . . . . . . . . . . . . . .      (5,404,675)        (13,582,544)
                                                         -------------       -------------
DECREASE IN NET ASSETS . . . . . . . . . . . . . . . .        (305,589)        (13,745,200)
Net assets at beginning of period. . . . . . . . . . .     193,532,896         207,278,096
                                                         -------------       -------------
NET ASSETS AT END OF PERIOD. . . . . . . . . . . . . .   $ 193,227,307       $ 193,532,896
                                                         -------------       -------------
                                                         -------------       -------------
OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period. . . . . . .      18,645,871          20,085,899
                                                         -------------       -------------
Shares sold. . . . . . . . . . . . . . . . . . . . . .       1,064,403           3,366,073
Shares issued to shareholders in
  reinvestment of distributions. . . . . . . . . . . .         298,989             754,635
Shares redeemed. . . . . . . . . . . . . . . . . . . .      (1,866,741)         (5,560,736)
                                                         -------------       -------------
Net decrease in Fund shares. . . . . . . . . . . . . .        (503,349)         (1,440,028)
                                                         -------------       -------------
Shares outstanding at end of period. . . . . . . . . .      18,142,522          18,645,871
                                                         -------------       -------------
                                                         -------------       -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                       25

SCUDDER NEW YORK TAX FREE FUND
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER
PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                   SIX MONTHS
                     ENDED
                  SEPTEMBER 30,                                         YEARS ENDED MARCH 31,
                      1995     ---------------------------------------------------------------------------------------------------
                   UNAUDITED)     1995      1994      1993     1992      1991      1990       1989      1988     1987      1986
                  -----------  ---------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period   $10.38    $10.32    $11.40    $10.98    $10.73    $10.60    $10.53    $10.39    $11.43    $11.19    $10.11
                        ------    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Income from investment
  operations:
  Net investment
    income . . . . .       .26       .52       .54       .61       .65       .67       .69       .72       .73       .75       .75
  Net realized and
    unrealized gain
    (loss) on investment
    transactions . .       .27       .11      (.35)     1.03       .50       .13       .16       .14      (.84)      .39      1.08
                         -----    ------    ------     -----     -----     -----     -----     -----     -----     -----     -----
Total from investment
  operations . . . .       .53       .63       .19      1.64      1.15       .80       .85       .86      (.11)     1.14      1.83
                         -----     -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Less distributions:
  From net investment
    income . . . . .      (.26)     (.52)     (.54)     (.61)     (.65)     (.67)     (.69)     (.72)     (.73)     (.75)     (.75)
  From paid-in
    capital. . . . .         -         -         -         -         -         -      (.08)        -         -         -         -
  From net realized
    gains. . . . . .         -         -      (.67)     (.61)     (.25)        -      (.01)        -      (.20)     (.15)        -
  In excess of net
    realized gains .         -      (.05)     (.06)        -         -         -         -         -         -         -         -
                         -----     -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Total distributions.      (.26)     (.57)    (1.27)    (1.22)     (.90)     (.67)     (.78)     (.72)     (.93)     (.90)     (.75)
                         -----     -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Net asset value,
  end of period. . .    $10.65    $10.38    $10.32    $11.40    $10.98    $10.73    $10.60    $10.53    $10.39    $11.43    $11.19
                        ------    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
                        ------    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
TOTAL RETURN (%) . .      5.18**    6.39      1.31     15.60     11.11      7.79      8.18      8.55      (.61)    10.71     18.71
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
  period ($ millions)      193       194       207       201       159       142       132       123       116       154       102
Ratio of operating
  expenses, net to
  average daily net
  assets (%) . . . .       .82*      .82       .82       .82       .87       .91       .89       .89       .95       .88       .88
Ratio of net investment
  income to average
  daily net assets (%)    4.96*     5.13      4.80      5.36      5.96      6.29      6.39      6.89      7.05      6.70      7.01
Portfolio turnover
  rate (%) . . . . .      81.7*     83.8     158.0     201.4     168.2     224.9     114.3     132.1      44.2      71.9      40.4

  * Annualized
 ** Not annualized


                                       26

                                       SCUDDER NEW YORK TAX FREE MONEY FUND
                                 SCUDDER NEW YORK TAX FREE FUND (UNAUDITED)
--------------------------------------------------------------------------------

A.  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Scudder New York Tax Free Money Fund ("Tax Free Money Fund"), a nondiversified fund, and Scudder New York Tax Free Fund ("Tax Free Fund"), a diversified fund, are two series of Scudder State Tax Free Trust (the "Trust"). The Trust, currently consisting of six separate series, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The policies described below are followed consistently by the Funds in the preparation of their financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Tax Free Money Fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which Tax Free Money Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains and losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Tax Free Fund's portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the six month period ended September 30, 1995, the Tax Free Fund purchased interest rate futures to manage the duration of the portfolio. Additionally, during the six month period ended September 30, 1995, the Tax Free Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

SCUDDER NEW YORK TAX FREE MONEY FUND
SCUDDER NEW YORK TAX FREE FUND
--------------------------------------------------------------------------------

Upon entering into a futures contract, the Tax Free Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Tax Free Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Tax Free Fund. When entering into a closing transaction, the Tax Free Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Tax Free Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Tax Free Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

AMORTIZATION AND ACCRETION. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

FEDERAL INCOME TAXES. The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of their taxable and tax-exempt income to their shareholders. Accordingly, the Funds paid no federal income taxes and no provisions for federal income taxes were required.

At March 31, 1995, the Tax Free Money Fund had a net tax basis capital loss carryforward of approximately $12,700 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2000 ($800), March 31, 2001 ($1,700), March 31, 2002 ($3,500) and
March 31, 2003 ($6,700), the respective expiration dates, whichever occurs first.

At March 31, 1995, the Tax Free Fund had a net tax basis capital loss carryforward of approximately $3,937,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003, the expiration date.

                                              NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

In addition, from November 1, 1994 through March 31, 1995, the Tax Free Fund incurred approximately $2,170,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 1996.

DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Funds is declared as dividends to shareholders of record as of the close of business each day and is paid to shareholders monthly.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in futures contracts.

As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Funds.

The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

B.  PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------
During the six months ended September 30, 1995, purchases and sales of long-term municipal securities aggregated $73,305,443 and $76,809,008, respectively, for Tax Free Fund.

SCUDDER NEW YORK TAX FREE MONEY FUND
SCUDDER NEW YORK TAX FREE FUND
--------------------------------------------------------------------------------

The aggregate face value of futures contracts opened and closed during the six months ended September 30, 1995 amounted to $140,361,230 and $131,954,949, respectively, for Tax Free Fund.

C.  RELATED PARTIES
--------------------------------------------------------------------------------
Each Fund has entered into an Investment Advisory Agreement (each an "Agreement" and collectively the "Agreements") with Scudder, Stevens & Clark, Inc. (the "Adviser"), under which each Fund agrees to pay the Adviser a fee computed and accrued daily and paid monthly. The annual rate is 0.50% of the average daily net assets of Tax Free Money Fund and 0.625% of the first $200,000,000 of the average daily net assets, and 0.60% of such net assets in excess of $200,000,000 for Tax Free Fund.

As manager of the assets of Tax Free Money Fund and Tax Free Fund, the Adviser directs the investments of Tax Free Money Fund and Tax Free Fund in accordance with the investment objectives, policies, and restrictions of each Fund. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by each Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreements.

The Agreements also provide that if the Funds' expenses, exclusive of taxes, interest and certain other expenses exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the six months ended September 30, 1995, the fee for Tax Free Fund pursuant to the Agreement amounted to $603,699, which was equivalent to an annual effective rate of .622% of the Fund's average daily net assets.

With respect to Tax Free Money Fund, the Adviser has agreed not to impose all or a portion of its management fee until July 31, 1996 and during such period to maintain the annualized expenses of Tax Free Money Fund at not more than 0.60% of average daily net assets. For the six months ended September 30, 1995, the Adviser did not impose a portion of its fee amounting to $74,040, and the portion imposed amounted to $63,292.

                                              NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Scudder Fund Accounting Corporation ("SFAC") a wholly-owned subsidiary of the Adviser, is responsible for determining the net asset value per share and maintaining the portfolio and general accounting records of the New York Tax Free Money Fund and New York Tax Free Fund, respectively. For the six months ended September 30, 1995, SFAC imposed fees amounting to $15,000 for the New York Tax Free Money Fund. For the six months ended September 30, 1995, SFAC imposed fees amounting to $26,290 for the New York Tax Free Fund.

Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Funds. For the six months ended September 30, 1995, $30,714 and $63,245 were charged by SSC to Tax Free Money Fund and Tax Free Fund, of which $5,073 and $10,447 were unpaid at September 30, 1995, respectively.


The Trust pays each Trustee not affiliated with the Adviser $12,000 annually, allocated equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1995, Trustees' fees aggregated $7,697 each for both the Tax Free Money Fund and Tax Free Fund.

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                                       32

                                                           OFFICERS AND TRUSTEES
--------------------------------------------------------------------------------

David S. Lee*
    President and Trustee
Henry P. Becton, Jr.
    Trustee; President and General Manager, WGBH Educational Foundation Dawn-Marie Driscoll
    Trustee; Attorney and Corporate Director
Peter B. Freeman
    Trustee; Corporate Director and Trustee
Dudley H. Ladd*
    Trustee
Wesley W. Marple, Jr.
    Trustee; Professor of Business Administration, Northeastern University Juris Padegs*
    Trustee
Daniel Pierce*
    Trustee
Jean C. Tempel
    Trustee; General Partner,
    TL Ventures
Donald C. Carleton*
    Vice President
Jerard K. Hartman*
    Vice President
Thomas W. Joseph*
    Vice President
Thomas F. McDonough*
    Vice President and Secretary
Pamela A. McGrath*
    Vice President and Treasurer
Edward J. O'Connell*
    Vice President and Assistant Treasurer
Coleen Downs Dinneen*
    Assistant Secretary

*Scudder, Stevens & Clark, Inc.

                                                                                   INVESTMENT PRODUCTS AND SERVICES
-------------------------------------------------------------------------------------------------------------------

 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
                 Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder GNMA Fund
                 Tax Free Money Market+                                Scudder Income Fund
                   Scudder Tax Free Money Fund                         Scudder International Bond Fund
                   Scudder California Tax Free Money Fund*             Scudder Short Term Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Global Income Fund
                 Tax Free+                                             Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                 Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                 Growth and Income                                     Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund
 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans
 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.
 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------
    For complete information on any of the above Scudder funds,  including management fees and expenses,  call or write for a free  prospectus.  Read it  carefully  before you invest or send money.  +A portion of the income from the tax-free funds may be subject to federal,  state, and local taxes.  *Not available in all states. +++A no-load  variable annuity  contract  provided by Charter  National Life Insurance  Company and its affiliate, offered by Scudder's insurance agencies,  1-800-225-2470.  #These funds, advised by Scudder, Stevens & Clark,
    Inc. are traded on various stock exchanges.  ++For information on Scudder Treasurers Trust,(TM) an institutional cash management  service that utilizes  certain  portfolios of Scudder Fund, Inc.  ($100,000  minimum),  call
    1-800-541-7703.


                                                         34

                                                                                             HOW TO CONTACT SCUDDER
-------------------------------------------------------------------------------------------------------------------
 Account Service and Information
 -------------------------------------------------------------------------------------------------------------
                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your Scudder accounts;
                                         exchanges and redemptions; or information on any Scudder fund
                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890
 Investment Information
 -------------------------------------------------------------------------------------------------------------
                                         To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105
 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------
                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291
 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------
                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:
                                         Boca Raton                            New York
                                         Boston                                Portland, OR
                                         Chicago                               San Diego
                                         Cincinnati                            San Francisco
                                         Los Angeles                           Scottsdale
 -------------------------------------------------------------------------------------------------------------
                                         For information on Scudder                 For information on Scudder
                                         Treasurers Trust,(TM) an institutional     Institutional Funds,* funds
                                         cash management service for                designed to meet the broad
                                         corporations, non-profit                   investment management and
                                         organizations and trusts that uses         service needs of banks and
                                         certain portfolios of Scudder Fund,        other institutions, call
                                         Inc.* ($100,000 minimum), call             1-800-854-8525.
                                         1-800-541-7703.
 -------------------------------------------------------------------------------------------------------------
    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder
    Investor Services, Inc., Distributor.

*        Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.



                                                        35

Celebrating Over 75 Years of Serving Investors
--------------------------------------------------------------------------------

                  Established in 1919 by Theodore Scudder, Sidney Stevens, and
F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

                  Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.